GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the General New York Municipal Bond Fund, Inc. For its six-month reporting period ended April 30, 1997, your Fund produced a total return, including bond price changes and interest income, of 1.92%.* This is equivalent to an annualized tax-free distribution rate per share of 5.10%.**
ECONOMIC REVIEW
    The U.S. economic juggernaut just kept rolling ahead over the reporting period. Inflation remained subdued. The unemployment rate fell to its lowest level in 24 years, and a surge in tax revenues meant good news for the Administration's budget reduction program. Overall, the economic news has been stellar.
    The economy grew at a robust 5.6% annual rate during the first quarter, the best quarter in nine years. Aided by falling energy prices, and with no sign of shortages of raw materials, inflation remained in check. On the consumer level, the Consumer Price Index (CPI) remained below 3%. Excluding volatile food and energy prices, the CPI is actually trending downward so far this year, running at an annual rate of 2.5%. Inflation has been further restrained by the strong dollar which has moderated the price of imports and eased potential strains on domestic production capacity.
    The strong economy has put an increasing number of people to work. This tightening of the labor market has been a key factor in the implementation of monetary policy by the Federal Reserve Board's Open Market Committee (FOMC). The unemployment rate has been less than 5.5% since June 1996, the lowest sustained rate since the late 1980s. The rate fell to 4.9% in April of this year, its lowest level in 24 years. So far, neither strong economic growth nor wage increases have resulted in any price pressure at the consumer level.

    Renewed confidence, spurred by increasing job security and low inflation, has resulted in a surge in consumer spending. In the first quarter of the year, spending rose 6.4%, almost double the rate of the previous year's fourth quarter. The combined six-month performance was the largest increase in consumer spending over the past ten years. Retail sales have spurted in the early part of this year as well; first quarter results were sharply higher than in the last quarter of 1996. Not surprisingly, industrial production has been building momentum over the reporting period. The latest report on capacity utilization indicated the highest level in two years. So far, while the potential exists for production bottlenecks, prices for raw materials and worker wage demands have remained modest.
    Continued economic growth and the resulting rise in tax revenues have slashed further the Federal budget deficit. Administration officials estimate that this year's deficit will be about $75 billion, its lowest level in 23 years. Such good news on the deficit could make it easier to negotiate the Administration's bipartisan plan to balance the budget by 2002.
    While we seem to be enjoying the best of all possible economic worlds, the potential for future inflation is what concerns the Fed. Such concern resulted in the March decision by the FOMC, the policy-making arm of the Federal Reserve, to raise the Federal Funds rate one-quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest banks charge each other for overnight loans.) The traditional assumption that strong economic growth and low unemployment will eventually result in rising inflation still drives the Fed's monetary policy initiatives. Although there was little reported evidence of incipient inflation, the Fed executed a preemptive move of moderate monetary restraint in March, perhaps to avoid being forced to act more harshly later. There is little reason to suspect that the Fed will soon change this policy, although with the economy seeming to enjoy strong growth without surging inflation, the FOMC may be reluctant to raise rates again in the immediate future.
MARKET ENVIRONMENT
    The supply of New York paper has been moderate and most deals that have come to market have been very well received. The high demand and limited supply enabled the municipal market to turn in a strong performance compared to the taxable fixed-income markets. Although it was assumed that most of the FOMC's March move to higher rates was already incorporated into market prices, levels eroded further after the rate hike. After recovering, the market moved into a narrow trading range, focusing on each new economic number that was released. Some of the most dramatic changes in the municipal market occurred in spread relationships, and the flattening of the yield curve. In the ongoing quest for yield, lower-rated issues have become expensive when compared to higher quality paper.
PORTFOLIO OVERVIEW
    Given the flattening of the yield curve and the narrowing of spreads in the 20-30 year range, we have focused most of our current investments in the 20-year and shorter maturity range. This has enabled your Fund to maintain a competitive yield while reducing volatility. We will continue this strategy until it becomes apparent that further Fed action is no longer warranted. The Fund holds a large percentage of paper with coupons that are 6% or higher. This coupon has been in constant demand from the retail sector and continues to perform well. The availability of high yield paper in the New York market has been very limited and therefore expensive. We have felt that the spread relationship for such paper was of little advantage and did not warrant an extension into the longer end of the market.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
May 16, 1997
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**     Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for any capital gain distributions.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

STATEMENT OF INVESTMENTS                                                                           APRIL 30, 1997 (UNAUDITED)
                                                                                                      Principal
Long-Term Municipal Investments_93.5%                                                                  Amount         Value
                                                                                                       _______       _______
New York_90.2%
Albany Industrial Development Agency:
  IDR (Hampton Plaza Project) 6.25%, 3/15/2018..............................                    $    5,600,000  $  5,494,608
  LR:
    (New York State Assembly Building Project) 7.75%, 1/1/2010..............                         3,615,000     3,974,584
    (New York State Department of Health Building Project) 7.25%, 10/1/2010.                         1,755,000     1,874,954
Board of Cooperative Educational Services, COP (Greenport Vocational Facility
Project)
  7.875%, 10/1/2000.........................................................                           996,116     1,038,979
Buffalo and Erie Public Building Authority, Toll Bridge System Revenue
  5.75%, 1/1/2025 (Insured; MBIA)...........................................                         4,200,000     4,167,996
Cohoes Industrial Development Agency, IDR (Norlite Corp. Project)
  6.75%, 5/1/2009 (LOC; Dresdner Bank) (a)..................................                         2,400,000     2,632,008
Franklin County Solid Waste Management Authority, Solid Waste Systems Revenue
  6.125%, 6/1/2009..........................................................                         1,350,000     1,344,330
Jefferson County Industrial Development Agency, SWDR (Champion International
Corp.)
  7.20%, 12/1/2020..........................................................                         2,000,000     2,139,920
Metropolitan Transportation Authority:
  Service Contract Transport Facilities, Refunding:
    5.75%, 7/1/2015.........................................................                         5,000,000     4,811,550
    5.625%, 7/1/2016........................................................                         3,000,000     2,844,810
  Transport Facilities, Revenue 6%, 7/1/2016 (Insured; FSA).................                         5,000,000     5,103,550
New York City:
  6.375%, 8/1/2004..........................................................                         3,000,000     3,147,660
  7.65%, 2/1/2006...........................................................                         1,900,000     2,138,856
  7%, 10/1/2008.............................................................                         1,750,000     1,867,705
  6.375%, 8/15/2012.........................................................                         3,395,000     3,478,211
  5.875%, 8/15/2013.........................................................                         3,300,000     3,230,304
  6%, 8/1/2016..............................................................                         4,000,000     3,939,040
  6.125%, 8/1/2025..........................................................                         5,000,000     4,953,000
New York City Industrial Development Agency:
  Civic Facility Revenue:
    (Nightingale Bramford School Project) 5.85%, 1/15/2020..................                         3,000,000     2,973,660
    (YMCA of Greater New York Project):
      5.80%, 8/1/2016 (b)...................................................                         1,500,000     1,457,025
      8%, 8/1/2016..........................................................                         3,300,000     3,762,990
  Special Facility Revenue (Terminal One Group Association Project) 6%, 1/1/2019 (c)                 3,000,000     2,969,220
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue:
  5.50%, 6/15/2019..........................................................                         3,700,000     3,511,596
  6%, 6/15/2025.............................................................                         9,750,000     9,774,862
  5.875%, 6/15/2026.........................................................                         9,365,000     9,299,632
New York State, Crossover, Refunding 6.125%, 11/15/2012.....................                         5,000,000     5,167,500
New York State, GO 5.70%, 3/15/2013.........................................                         2,000,000     2,002,540

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                           APRIL 30, 1997 (UNAUDITED)
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       _______       _______
New York (continued)
New York State Dormitory Authority, Revenues:
  Consolidated City University Systems:
    5.75%, 7/1/2013.........................................................                     $  10,005,000  $  9,915,855
    5.75%, 7/1/2018.........................................................                         2,500,000     2,453,275
  Court Facilities, Lease 5.50%, 5/15/2010..................................                         3,000,000     2,897,070
  Department of Health:
    5.75%, 7/1/2017.........................................................                         5,240,000     5,037,107
    (Roswell Park Cancer) 6.625%, 7/1/2024..................................                         2,700,000     2,876,526
  Refunding:
    (Ideal Senior Living Center Housing Corp.) 5.90%, 8/1/2026 (Insured; MBIA)                       1,875,000     1,878,619
    (Mental Health Services Facility) 6%, 8/15/2021.........................                         1,750,000     1,733,253
  State University Educational Facilities:
    5.875%, 5/15/2017.......................................................                         2,060,000     2,052,728
    6%, 5/15/2025...........................................................                         3,825,000     3,776,308
  WK Nursing Home Corp. 6.05%, 2/1/2026.....................................                         5,000,000     5,033,900
New York State Energy, Research and Development Authority:
  Electric Facilities Revenue (Long Island Lighting) 7.15%, 9/1/2022........                         3,435,000     3,641,581
  Facilities Revenue (Consolidated Edison Co. of New York, Inc.) 7.125%, 12/1/2029                   2,000,000     2,211,680
  Gas Facilities Revenue (Brooklyn Union Gas Co. Project) 6.368%, 4/1/2020..                         5,000,000     5,137,650
New York State Environmental Facilities Corp.:
  PCR:
    (State Water Revolving Fund) 7.25%, 6/15/2010...........................                         1,300,000     1,426,776
    (Pilgrim State Sewer Project) 6.30%, 3/15/2016..........................                         5,200,000     5,586,048
  Special Obligation Revenue (Riverbank State Park) 7.25%, 4/1/2012.........                         2,500,000     2,806,775
  SWDR (Occidental Petroleum Corp.) 5.70%, 9/1/2028.........................                         1,400,000     1,318,324
  Water Facilities Revenue (New Rochelle Water Co. Project) 6.40%, 12/1/2024                         2,000,000     2,067,980
New York State Housing Finance Agency, Revenue:
  Health Facilities 6%, 11/1/2007...........................................                         6,000,000     6,121,740
  LooseStrife Fields Apartments and Fairway Manor 6.75%, 11/15/2036 (Insured; FHA)                   5,975,000     6,226,786
  Multi-Family Housing:.....................................................
    Second Mortgage 6.625%, 8/15/2012.......................................                         2,500,000     2,614,800
    7.75%, 11/1/2020 (Insured; AMBAC).......................................                         1,060,000     1,129,865
    Refunding (Housing Mortgage Project) 6.10%, 11/1/2015 (Insured; FSA)....                         2,000,000     2,038,520
  Service Contract Obligation:
    6%, 9/15/2016...........................................................                         8,675,000     8,620,261
    6%, 3/15/2026...........................................................                         6,645,000     6,559,147
New York State Medical Care Facilities Finance Agency, Revenue:
  Hospital & Nursing Home Insured Mortgage:
    6.85%, 2/15/2012 (Insured; FHA).........................................                         3,000,000     3,199,440
    6.20%, 8/15/2013 (Insured; FHA).........................................                         3,000,000     3,109,230
    6.125%, 2/15/2015 ......................................................                         5,170,000     5,315,019
  Improvement (Mental Health Services Facilities) 6.50%, 2/15/2019..........                         5,290,000     5,492,713
  Long Term Health Care (Insured Program) 6.45%, 11/1/2010 (Insured; CGIC) (b)                       5,000,000     5,327,800

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                             APRIL 30, 1997 (UNAUDITED)
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                            Amount         Value
                                                                                                       _______       _______
New York (continued)
New York State Mortgage Agency, Homeowner Revenue:
  6.60%, 10/1/2019..........................................................                    $    3,500,000   $ 3,620,575
  6.45%, 10/1/2020..........................................................                         2,000,000     1,986,100
  6.05%, 4/1/2026...........................................................                         5,685,000     5,600,691
  6.40%, 4/1/2027...........................................................                         4,000,000     4,077,640
New York State Thruway Authority, Service Contract Revenue:
  (Local Highway and Bridge):
    6.25%, 4/1/2014.........................................................                         2,000,000     2,048,100
    5.75%, 4/1/2016.........................................................                         4,950,000     4,797,293
New York State Urban Development Corp., Correctional Facilities, Revenue,
Refunding:
  5.50%, 1/1/2014...........................................................                         3,000,000     2,861,250
  5.50%, 1/1/2016...........................................................                         4,000,000     3,740,680
  5.50%, 1/1/2018...........................................................                         2,490,000     2,305,964
  5.70%, 1/1/2027...........................................................                         5,000,000     4,736,600
Niagara Frontier Transportation Authority, Airport Revenue
  (Greater Buffalo International Airport) 6.125%, 4/1/2014 (Insured; AMBAC).                         2,700,000     2,771,631
Onondaga County Industrial Development Agency, Sewer Facilities Revenue
  (Bristol Meyers Squibb Co. Project) 5.75%, 3/1/2024 (b)...................                         4,000,000     3,996,920
Port Authority of New York and New Jersey, Special Obligation Revenue
  (Special Project-JFK International Terminal) 5.75%, 12/1/2022 (Insured; MBIA) (c)                  4,000,000     3,913,280
Rensselaer County Industrial Development Agency, IDR (Albany International
Corp.)
  7.55%, 6/1/2007...........................................................                         4,000,000     4,580,640
Suffolk County Industrial Development Agency, Civic Facility Revenue
  (Long Island Association of Children) 7.35%, 8/1/2009 (LOC; Barclays Bank) (a)                     1,875,000     1,974,300
U.S. Related_3.3%
Commonwealth of Puerto Rico, Refunding 6%, 7/1/2026.........................                         5,000,000     5,044,650
Commonwealth of Puerto Rico Highway and Transportation Authority, Highway
Revenue
  5.50%, 7/1/2015...........................................................                         3,030,000     2,966,734
Puerto Rico Electric Power Authority, Power Revenue 5.929%, 7/1/2023........                         2,000,000     2,013,780
                                                                                                                     _______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS (cost $271,861,499)...................                                    $279,744,694
                                                                                                                     =======
Short-Term Municipal Investments_6.5%
New York State Energy, Research and Development Authority, PCR (NY Electric
and Gas) VRDN
  4% (LOC; Union Bank of Switzerland) (a,d).................................                    $    1,500,000  $  1,500,000
Port Authority of New York and New Jersey, Special Obligation Revenue
  (Versatile Structure Obligation) VRDN 3.95% (d)...........................                        17,800,000    17,800,000
                                                                                                                     _______
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS (cost $19,300,000)...................                                   $  19,300,000
                                                                                                                     =======
TOTAL MUNICIPAL INVESTMENTS (cost $291,161,499).............................                                    $299,044,694
                                                                                                                     =======

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
CGIC          Capital Guaranty Insurance Company                 LR      Lease Revenue
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                                   Insurance Corporation
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
GO            General Obligation                                 SWDR    Solid Waste Disposal Revenue
IDR           Industrial Development Revenue                     VRDN    Variable Rate Demand Notes
Summary of Combined Ratings (Unaudited)
Fitch (e)              or          Moody's             or         Standard & Poor's          Percentage of Value
---------                          --------                       ------------------         -------------------
AAA                                Aaa                            AAA                               21.9%
AA                                 Aa                             AA                                 9.2
A                                  A                              A                                 33.2
BBB                                Baa                            BBB                               23.9
BB                                 Ba                             BB                                 1.2
F1+,F-1                            MIG1, VMIG1 & P1               SP1, A1                            6.5
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                      4.1
                                                                                                   -----
                                                                                                   100.0%

Notes to Statement of Investments:
    (a)  Secured by letters of credit.
    (b) Wholly held by the custodian in a segregated account as collateral for delayed-delivery securities.
    (c)  Purchased on a delayed-delivery basis.
    (d) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (e) Fitch currently provides creditworthiness information for a limited number of investments.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.












SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES                                                               APRIL 30, 1997      (UNAUDITED)
                                                                                                          Cost             Value
                                                                                                        _______           _______
ASSETS:                          Investments in securities_See Statement of Investments            $291,161,499      $299,044,694
                                 Cash.......................................                                              265,396
                                 Interest receivable........................                                            4,757,389
                                 Prepaid expenses...........................                                                7,416
                                                                                                                          _______

                                                                                                                      304,074,895
                                                                                                                          _______
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                            191,242
                                 Due to Distributor.........................                                                3,674
                                 Payable for investment securities purchased                                            6,853,833
                                 Accrued expenses...........................                                               60,360
                                                                                                                          _______

                                                                                                                        7,109,109
                                                                                                                          _______
NET ASSETS..................................................................                                         $296,965,786
                                                                                                                          =======
REPRESENTED BY:                  Paid-in capital............................                                         $288,173,099
                                 Accumulated net realized gain (loss) on investments                                      909,492
                                 Accumulated net unrealized appreciation (depreciation)
                                 on investments_Note 4......................                                            7,883,195
                                                                                                                         _______
NET ASSETS..................................................................                                         $296,965,786
                                                                                                                          =======
SHARES OUTSTANDING
(100 MILLION SHARES OF $.01 PAR VALUE COMMON STOCK AUTHORIZED)..............                                           15,291,424
NET ASSET VALUE, offering and redemption price per share_Note 3(d)..........                                               $19.42









SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.

STATEMENT OF OPERATIONS                                                            SIX MONTHS ENDED APRIL 30, 1997 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $9,063,227
EXPENSES:                        Management fee_Note 3(a)...................                   $    906,248
                                 Shareholder servicing costs_Note 3(b)......                        384,515
                                 Professional fees..........................                         22,143
                                 Directors' fees and expenses_Note 3(c).....                         20,888
                                 Custodian fees.............................                         16,287
                                 Prospectus and shareholders' reports_Note 3(b)                       8,984
                                 Registration fees..........................                          2,628
                                 Loan commitment fees_Note 2................                          1,721
                                 Miscellaneous..............................                         11,253
                                                                                                     ______
                                     Total Expenses.........................                                         1,374,667
                                                                                                                        ______
INVESTMENT INCOME_NET.......................................................                                         7,688,560
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS_Note 4:
                                 Net realized gain (loss) on investments....                   $    911,880
                                 Net unrealized appreciation (depreciation) on investments       (2,783,446)
                                                                                                     ______
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                        (1,871,566)
                                                                                                                        ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $5,816,994
                                                                                                                        ======












SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Six Months Ended
                                                                                   April 30, 1997         Year Ended
                                                                                     (Unaudited)        October 31, 1996
                                                                                      ----------           ---------
OPERATIONS:
  Investment income_net.............................................             $    7,688,560        $  16,183,164
  Net realized gain (loss) on investments...........................                    911,880            1,871,934
  Net unrealized appreciation (depreciation) on investments.........                 (2,783,446)          (2,913,106)
                                                                                        _______              _______
    Net Increase (Decrease) in Net Assets Resulting from Operations.                  5,816,994           15,141,992
                                                                                        _______              _______
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income_net.............................................                 (7,688,560)         (16,183,164)
  Net realized gain on investments..................................                 (1,872,173)          (2,240,383)
                                                                                        _______              _______
    Total Dividends.................................................                 (9,560,733)         (18,423,547)
                                                                                        _______              _______
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.....................................                102,103,210          253,147,496
  Dividends reinvested..............................................                  6,988,525           13,591,136
  Cost of shares redeemed...........................................               (118,072,046)        (276,403,277)
                                                                                        _______              _______
    Increase (Decrease) in Net Assets from Capital Stock Transactions                (8,980,311)          (9,664,645)
                                                                                        _______              _______
      Total Increase (Decrease) in Net Assets.......................                (12,724,050)         (12,946,200)
NET ASSETS:
  Beginning of Period...............................................                309,689,836          322,636,036
                                                                                        _______              _______
  End of Period.....................................................               $296,965,786         $309,689,836
                                                                                        =======              =======
                                                                                         Shares               Shares
                                                                                        _______              _______
CAPITAL SHARE TRANSACTIONS:
  Shares sold.......................................................                  5,215,934           12,869,050
  Shares issued for dividends reinvested............................                    356,232              689,430
  Shares redeemed...................................................                 (6,029,685)         (14,024,751)
                                                                                        _______              _______
    Net Increase (Decrease) in Shares Outstanding...................                   (457,519)            (466,271)
                                                                                        =======              =======








SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                      Six Months Ended
                                                       April 30, 1997                 Year Ended October 31,
                                                                       ----------------------------------------------------
PER SHARE DATA:                                         (Unaudited)    1996        1995        1994        1993        1992
                                                        ---------      ----        ----        ----        ----        ----
    Net asset value, beginning of period..                $19.66     $19.90      $18.73      $21.53      $19.55      $19.24
                                                          -------      ----        ----        ----        ----        ----
    Investment Operations:
    Investment income_net.................                   .49       1.01        1.06        1.14        1.17        1.24
    Net realized and unrealized gain (loss)
    on investments......................                    (.12)      (.10)       1.29       (2.49)       2.24         .31
                                                          -------      ----        ----        ----        ----        ----
    Total from Investment Operations......                   .37        .91        2.35       (1.35)       3.41        1.55
                                                          -------      ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income_net..                  (.49)     (1.01)      (1.06)      (1.15)      (1.16)      (1.24)
    Dividends from net realized gain on investments         (.12)      (.14)       (.12)       (.30)       (.27)        --
                                                          -------      ----        ----        ----        ----        ----
    Total Distributions...................                  (.61)     (1.15)      (1.18)      (1.45)      (1.43)      (1.24)
                                                          -------      ----        ----        ----        ----        ----
    Net asset value, end of period........                $19.42     $19.66      $19.90      $18.73      $21.53      $19.55
                                                            ====       ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN...................                  3.87%(1)   4.68%      12.98%      (6.59%)     18.05%       8.23%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets                  .91%(1)    .91%        .86%        .76%        .69%        .62%
    Ratio of net investment income
      to average net assets...............                  5.09%(1)   5.12%       5.51%       5.62%       5.64%       6.32%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                    --         --         .04%        .12%        .22%        .39%
    Portfolio Turnover Rate...............                 26.89%(2)  80.30%      65.91%      24.56%      23.46%      43.20%
    Net Assets, end of period (000's Omitted)           $296,966   $309,690    $322,636    $307,996    $414,136    $284,383
--------------------------
    (1)  Annualized.
    (2)  Not annualized.






SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1_SIGNIFICANT ACCOUNTING POLICIES:
    General New York Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales load.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2_BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest in charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended April 30, 1997, the Fund did not borrow under the Facility.
NOTE 3_MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1/2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. There was no expense reimbursement for the period ended April 30, 1997.
    (B) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended April 30, 1997, $305,341 was charged to the Fund pursuant to the Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $55,691 for the period ended April 30, 1997.
    (C) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendence fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (D) Effective November 4, 1996, a .10% redemption fee is charged on certain redemptions of Fund shares (including redemption through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended April 30, 1997, redemption fees amounted to $31,738.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 4_SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1997, amounted to $79,968,598 and $96,930,022, respectively.
    At April 30, 1997, accumulated net unrealized appreciation on investments was $7,883,195, consisting of $8,843,049 gross unrealized appreciation and $959,854 gross unrealized depreciation.
    At April 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
  [Dreyfus lion "d" logo]
GENERAL NEW YORK
MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            949SA974
Registration Mark
  [Dreyfus logo]
General New York
Municipal Bond
Fund, Inc.
Semi-Annual
Report
April 30, 1997